UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to § 240.14a-12

VAIL RESORTS, INC.

(Name of Registrant as Specified in Its Charter)

GREGORY S. MEYER

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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Restoring Accountability at Vail Resorts Presentation to ISS by Gregory S. Meyer, CFA Independent nominee for the Board of Directors of Vail Resorts, Inc. (NYSE: MTN) 2026 Annual Meeting of Stockholders | Presented to ISS November 12, 2026

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Important information This presentation is solicitation material of Gregory S. Meyer in connection with the 2026 Annual Meeting of Stockholders of Vai l Resorts, Inc. Stockholders are urged to read Mr. Meyer's definitive proxy statement and any other relevant documents filed with the SEC bec aus e they contain important information, including information about the participants in the solicitation. These documents are available at no cha rge at www.sec.gov and at https://icomproxy.com/mtn/. The views expressed are those of Mr. Meyer and are based on publicly available information. Certain statements are forward - looki ng and subject to risks and uncertainties. Permission to quote third - party sources was neither sought nor obtained. Mr. Meyer reserves the right t o change any of his opinions at any time. 2

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Executive summary: one seat, one focused change 1 Five years of value destruction Over five years to June 17, 2026, Vail's total return was −50%, 14th of 15 among its proxy peers, while the Russell Midcap rose 49%. 2 Eroding fundamentals Resort EBITDA down 11% despite ~$1.4B deployed since FY2022. Net debt is 3.9x EBITDA and 11.8x free cash flow. 3 Guests are walking away Pass units have fallen three seasons in a row, down 12% for 2026/27 so far. Only one Vail resort is in SKI's top 10. 4 A targeted fix Replace a long - tenured director whose areas of oversight have universally underperformed with an independent, experienced operator/finance professional focused on increasing stockholder value. Our ask Vote the GOLD card FOR Gregory S. Meyer We seek one seat, not control. We support the owner - operator model and the Epic Pass strategy. We want stronger oversight of execution, the brand and the balance sheet. 3

01 The case for change Shareholder returns, operating returns, the balance sheet and the guest experience are all moving the wrong way

1-year total return: Vail −10.9% vs. +22.2% for the Russell Midcap


Total Return: 17 Jun '25 - 17 Jun '26
MTN-US
DJUSCGXXXXXX
R.MID
30
22.23
10
0.37
-10.91
-20
-30
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

Comparable Returns

	Price Change (%)		Total Return (%)	
	Cum	Ann (CGR)	Cum	Ann (CGR)
Vail Resorts, Inc.	-16.27	-16.27	-10.91	-10.91
Dow Jones U.S. Travel & Leisure Index	-1.46	-1.46	-0.37	-0.37
Russell Midcap	20.31	20.31	22.23	22.23

Total return

- **June 17, 2025 – June 17, 2026**
- Vail: −10.9%
- Dow Jones U.S. Travel & Leisure: −0.4%
- Russell Midcap: +22.2%
- **Vail trailed its industry index by 10.5 points and the Russell Midcap by 33.1 points**

Total return with dividends reinvested. Period ends June 17, 2026, the last trading day before press reports (Semafor, June 18, 2026) that Oasis Management was considering a proxy contest. Benchmarks: Dow Jones U.S. Travel & Leisure Index; Russell Midcap. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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3-year total return: Vail −39.3% while its industry index rose 33.1% and the Russell Midcap 56.2%


Total Return: 16 Jun '23 - 17 Jun '26
MTN-US
DJUSCGXXXXXX
R.MID
56.16
33.06
-39.25
80
40
20
0
-20
-60
7/23
10/23
1/24
4/24
7/24
10/24
1/25
4/25
7/25
10/25
1/26
4/26

Comparable Returns

	Price Change (%)		Total Return (%)	
	Cum	Ann (CGR)	Cum	Ann (CGR)
—Vail Resorts, Inc.	-47.71	-19.40	-39.25	-15.28
—Dow Jones U.S. Travel & Leisure Index	28.95	8.83	33.06	9.97
—Russell Midcap	48.76	14.13	56.16	15.99

Total return

- **June 16, 2023 – June 17, 2026**
- Vail: −39.3% (−15.3% a year)
- Dow Jones U.S. Travel & Leisure: +33.1% (+10.0% a year)
- Russell Midcap: +56.2% (+16.0% a year)
- **Vail trailed by 72.3 and 95.4 points**

Total return with dividends reinvested. Period ends June 17, 2026, the last trading day before press reports (Semafor, June 18, 2026) that Oasis Management was considering a proxy contest. Benchmarks: Dow Jones U.S. Travel & Leisure Index; Russell Midcap. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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5-year total return: Vail lost half its value while its benchmarks rose 33% to 49%



Total Return: 17 Jun '21 - 17 Jun '26
MTN-US
DJUSCGXXXXXX
R.MID
60
49.28
40
33.37
20
0
-20
-40
-50.12
-60
'22
'23
'24
'25

Comparable Returns

	Price Change (%)		Total Return (%)	
	Cum	Ann (CGR)	Cum	Ann (CGR)
—Vail Resorts, Inc.	-59.01	-16.33	-50.12	-12.98
—Dow Jones U.S. Travel & Leisure Index	26.86	4.87	33.37	5.93
—Russell Midcap	37.84	6.63	49.28	8.34

Total return

- **June 17, 2021 – June 17, 2026**
- Vail: −50.1% (−13.0% a year)
- Dow Jones U.S. Travel & Leisure: +33.4% (+5.9% a year)
- Russell Midcap: +49.3% (+8.3% a year)
- **Vail trailed by 83.5 and 99.4 points**

Total return with dividends reinvested. Period ends June 17, 2026, the last trading day before press reports (Semafor, June 18, 2026) that Oasis Management was considering a proxy contest. Benchmarks: Dow Jones U.S. Travel & Leisure Index; Russell Midcap. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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Peer Group comparison, 1 year: Vail ranks 14th of 15, trailing the peer median by 26 points


Travel + Leisure Co.
+61.0%
Hyatt Hotels
+51.3%
Marriott Vacations Worldwide
+44.6%
Hilton Grand Vacations
+32.0%
PENN Entertainment
+28.9%
Red Rock Resorts
+20.9%
Wynn Resorts
+18.3%
Peer median
+15.4%
Boyd Gaming
+12.5%
United Parks & Resorts
+9.6%
Norwegian Cruise Line
+9.4%
Wyndham Hotels & Resorts
+6.2%
Choice Hotels
−7.6%
Churchill Downs
−10.4%
Vail Resorts
−10.9%
Six Flags Entertainment
−15.1%

1-year total return

- **June 17, 2025 – June 17, 2026**
- **Vail: −10.9%**
- **Peer median: +15.4%**
- **Vail ranks 14th of 15**
- **Vail trailed the peer median by 26.3 points**

Total return with dividends reinvested, through June 17, 2026, the last trading day before press reports that Oasis was considering a proxy contest. Peer group as defined in Vail Resorts' 2026 proxy statement; peer median excludes Vail. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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Peer Group comparison, 3 years: Vail ranks last of 15, trailing the peer median by 42 points



Travel + Leisure Co.
+108.3%
Hyatt Hotels
+80.6%
Red Rock Resorts
+39.5%
Wyndham Hotels & Resorts
+28.6%
Boyd Gaming
+27.1%
Hilton Grand Vacations
+14.0%
Norwegian Cruise Line
+3.7%
Peer median
+3.2%
Choice Hotels
+2.8%
Wynn Resorts
+1.8%
PENN Entertainment
−14.5%
Marriott Vacations Worldwide
−16.7%
United Parks & Resorts
−21.7%
Churchill Downs
−35.0%
Six Flags Entertainment
−38.3%
Vail Resorts
−39.3%

3-year total return

- **June 16, 2023 – June 17, 2026**
- **Vail: −39.3%**
- **Peer median: +3.2%**
- **Vail ranks last of 15**
- **Vail trailed the peer median by 42.5 points**

Total return with dividends reinvested, through June 17, 2026, the last trading day before press reports that Oasis was considering a proxy contest. Peer group as defined in Vail Resorts' 2026 proxy statement; peer median excludes Vail. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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Peer Group comparison, 5 years: Vail ranks 14th of 15, trailing the peer median by 46 points


Hyatt Hotels +147.8%
Red Rock Resorts +77.6%
Travel + Leisure Co. +53.6%
Boyd Gaming +46.7%
Wyndham Hotels & Resorts +24.1%
Hilton Grand Vacations +20.4%
Choice Hotels −1.8%
Peer median −4.4%
Churchill Downs −7.0%
United Parks & Resorts −12.1%
Wynn Resorts −15.6%
Marriott Vacations Worldwide −33.2%
Norwegian Cruise Line −36.0%
Six Flags Entertainment −42.1%
Vail Resorts −50.1%
PENN Entertainment −72.1%

5-year total return

- June 17, 2021 – June 17, 2026
- Vail: −50.1%
- Peer median: −4.4%
- Vail ranks 14th of 15
- Vail trailed the peer median by 45.7 points

Total return with dividends reinvested, through June 17, 2026, the last trading day before press reports that Oasis was considering a proxy contest. Peer group as defined in Vail Resorts' 2026 proxy statement; peer median excludes Vail. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting $1.4 billion deployed since FY2022, yet Resort EBITDA is down 11% What it shows • ~$1.4B of capex and acquisitions, FY2022 – FY2026 • Resort Reported EBITDA fell from $837M to $746M over 5 yrs • Resort EBITDA margin fell from 33.1% to 26.3% 11

Returns and margins have fallen on every measure

Return on invested capital	Return on assets	Free cash flow margin	Operating margin
14.0% → 9.0%	**5.9% → 3.0%**	**20.5% → 8.7%**	**23.8% → 14.8%**
Down ~36%, FY2022–FY2026	Down ~48%	Down 11.8 points	Down 9.0 points

The deterioration is broad-based: it shows up in every return and margin measure, not in one metric that a single bad snow year could explain. Vail's ROIC is approaching its WACC which is troubling.

Full charts for each measure are in the appendix.

Source: Vail Resorts Form 10-K filings, FY2022–FY2026; fiscal years end July 31. Definitions as in the appendix charts.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Leverage is rising as cash generation falls Net debt / EBITDA: 2.0x → 3.9x Net debt / free cash flow: 3.1x → 11.8x 13

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting A $1.74 billion maturity wall in FY2030 calls for capital - markets expertise on the board Why it matters • ~55% of Vail's debt comes due in a single fiscal year • That is ~7x FY2026 free cash flow • Refinancing terms will be set by credit markets at a time of rising leverage • Meyer brings fixed - income expertise; Mr. Vaughn's disclosed background does not include it 14

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Pass units have fallen three seasons in a row, and the decline is accelerating What it shows • 2026/27 pass units down 12% year over year (through Sept 18, 2026) • 15% below the 2023/24 peak • Pass sales dollars now falling too (−6%): price increases no longer offset lost units Source: Vail Resorts earnings releases, Dec 2022 – Sept 2026. Vail does not disclose absolute unit counts; the index chains its reported year - over - year changes. 15

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Guests see the crowding that management says has not worsened The disconnect • CEO Rob Katz told the WSJ (Mar 2026) that crowding has not worsened • Guest reports and photos across Park City and other resorts say otherwise • Vail’s 2025 investor presentation NPS figures excluded Park City, its largest U.S. resort Sources: Rob Katz, interview with The Wall Street Journal, as quoted in Marina Knight, "Vail CEO says crowding hasn’t worsene d; skiers at Park City and beyond say otherwise," TownLift, Mar 23, 2026; Vail Resorts 2025 investor presentation, p. 15. 16

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Only one Vail resort ranks in SKI Magazine's top 10, East or West Vail resorts in the top 10 East + top 10 West 1 of 20 Whistler only, for the second year in a row Vail Mountain's ranking, year over year #12 → #24 The flagship resort fell 12 places Top - 10 Western resorts on the rival Ikon Pass 8 of 10 Including all of the top 5; Ikon 4 vs. Epic 0 in the East top 10 Brand strength is the board's responsibility, and it falls specifically within the remit Vail's own proxy assigns to Mr. Vaug hn. Sources: Samantha Berman, "The Top 30 Ski Resorts in the West 2027," SKI Magazine, Nov 5, 2026; Samantha Berman, "The Top 20 Ski Resorts in the East 2027," SKI Magazine, Nov 6, 2026. 17

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting 8 of SKI's top 10 Western resorts take the rival Ikon Pass; Vail owns just 1 #9 Grand Targhee is on neither pass. Source: Samantha Berman, "The Top 30 Ski Resorts in the West 2027," SKI Magazine, Nov 5, 20 26. Pass affiliations for the 2026/27 season. 18

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting A $408,000 wage dispute became a 12 - day holiday strike at Vail's largest U.S. resort Cost of the patrollers' $2/hr ask ~$408K / yr 204 patrollers × $2 × ~1,000 hours Strike at Park City, Dec 27, 2024 – Jan 8, 2025 12 days Through the peak holiday period Vail's estimated spend on this proxy contest $7.8M Vail 2026 definitive proxy, p. 112 The outcome • Closed terrain, long lift lines and national negative publicity during the most valuable weeks of the season • Vail then settled for more than the original ask: the $2 starting raise to $23/hr, plus average raises of ~$4/hr for tenured and ~$7.75/hr for senior patrollers • The board let a cost of roughly 0.05% of Resort EBITDA damage the brand at its largest U.S. resort • Vail's own proxy assigns brand expertise as the purview of Mr. Vaughn Sources: Deseret News, Jan 8, 2025; Salt Lake Tribune, Jan 9, 2025; KUER/AP, Jan 7, 2025. Hours per patroller are an estimate . 19

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Vail in 2026 looks like Blockbuster in 2005 20

02 Board accountability: why Peter Vaughn's seat The director whose stated expertise matches Vail's weakest areas

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Vail's own proxy identifies Mr. Vaughn as the director responsible for overseeing the very areas where performance has deteriorated Vail's own description of Peter A. Vaughn "His deep expertise in brand management and engagement, product innovation, customer loyalty, and international marketing supports the Board's oversight of the Company's brand strategy, guest experience, and global growth." Vail Resorts 2026 proxy statement Brand strategy Only 1 of 20 top - 10 resorts; Vail Mountain fell from #12 to #24 Customer loyalty Pass units down three seasons in a row; −12% for 2026/27 Guest experience Crowding, lift lines, a holiday strike at Park City Global growth 2 Swiss resort acquisitions at inflated multiples (65x for Andermatt); returns on both investments never disclosed 22 After 13 years on the Board and nearly two years chairing Nominating & Governance, shareholders should ask what additional value another year of Mr. Vaughn's oversight will deliver

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Thirteen years on the board, key oversight roles, and no open - market share purchases 13 years Director since 2013; has served throughout under Chairperson Katz N&G Chair Chairs Nominating & Governance since Dec 2024; the Chair/CEO roles were recombined when Mr. Katz returned as CEO in May 2025 Audit Committee Sits on the Audit Committee but is not designated an "audit committee financial expert" (Vail 2026 proxy) Zero open - market purchases No open - market purchases of Vail stock since being appointed a director in 2013 23

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Governance/Communication Concern: As Nominating chair, Mr. Vaughn left a shareholder's outreach unanswered The record • 9/3/26: Meyer messages Mr. Vaughn on LinkedIn about the open seat, one day after Vail announced its director search • Vaughn’s advisory firm’s own website directs visitors to LinkedIn • Vail's proxy claims the message "was filtered into a folder that Mr. Vaughn did not regularly monitor" • 9/23/26 interview, CEO Katz questioned why Meyer had not contacted the Company before nominating. Meyer explained that he had contacted Vaughn on 9/3, and that the outreach was disclosed in his 9/23 questionnaire. The episode raises questions about communication within the Board's director - recruitment process 24

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting International expansion: Swiss acquisitions at rich multiples, results still undisclosed The issue • Controlling stakes in Andermatt - Sedrun (2022) and Crans - Montana (2024), approved while Mr. Vaughn served on the board • Andermatt priced at roughly 65x projected EBITDA • Shareholders have not been told whether either deal delivered the promised returns 25

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Marketing has erased the distinct character of each mountain What should happen • Standardize the back end: systems, purchasing, data • Keep the guest - facing identity of each mountain distinct: Stowe should not feel like Mount Snow • Market each resort on what makes it unique What has happened • Ski Area Management, 2024 marketing review: Stowe, Mount Snow and Wildcat sent marketing emails at the same time, often with the same subject lines • Ski Area Management, 2025 marketing review: a Mount Snow digital ad showed a tubing experience Mount Snow does not offer, alongside unrelated promotions • Guests and local press describe a 'homogenized' Epic experience Source: Ski Area Management resort marketing reviews, 2024 and 2025. 26

03 Why Gregory S. Meyer An independent guest, experienced operator and financial professional with his own capital at stake

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Meyer sought to engage before nominating and offered to settle; the Vail board declined Sept 2 Vail announces a search for a new independent director Sept 3 Meyer writes to N&G Chair Vaughn; no reply Sept 10 Meyer delivers his nomination notice before the deadline Sept 18 Virtual meeting with CFO Angela Korch Sept 29 Virtual meeting with CEO Rob Katz and Mr. Vaughn Oct 13 Board declines to recommend any dissident nominee Oct 30 Meyer files his preliminary proxy Nov 6 Meyer proposes a settlement to Lead Independent Director Sewell, Mr. Katz and Mr. Vaughn 2026 A 12 - season Epic Pass holder and shareholder, Meyer nominated himself only after his outreach went unanswered, and he remains open to a constructive resolution. 28 Nov 10 After no response from Sewell et al., Meyer files his definitive proxy

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Meyer adds skills the Vaughn seat lacks Skills Meyer adds • Deep operating experience in leisure businesses with fixed capacity and variable demand • Fixed - income and capital - markets expertise, ahead of the FY2030 maturity wall • Automated retail and technology for food, beverage and rental • CFA charterholder • Open - market share purchases with his own money • Tenure - based independence: no history with the current Chair/CEO 29

Meyer vs. Oasis Nominees

Skills and experience Meyer brings that neither Robert A. Chapek nor M. Ashton Hudson has

Skill / experience	Gregory S. Meyer	Robert A. Chapek	M. Ashton Hudson
Fixed-income and debt capital markets	✓ Fixed income trader, Lehman Brothers (1995–2000); founded MBS Auction, an online fixed-income trading platform	✗	✗
CFA charterholder	✓ CFA charterholder since 2009	✗	✗
Automated retail and self-service technology	✓ Founded and scaled DVDXpress and Xpress Retail, each with 1,000+ automated locations	✗	✗
Rental business operations	✓ Nearly 20 years building and running rental businesses with fixed capacity and peak demand	✗	✗
Independent of any activist fund	✓ No fees, loans or agreements with Oasis or any fund; not part of a Schedule 13D group	$100K/month + $500K loan from Oasis	$100K in Oasis fees
Vail stock bought with own money	✓ 3,052 shares, all bought in the open market	Owns no shares	2,260 shares; Oasis fees go into stock

Red X = not disclosed in the nominee's biography. Sources: Oasis Management preliminary proxy statement (Oct 13, 2026), nominee biographies, nomination agreements and Annex I; Vail Resorts 2026 proxy statement; Meyer proxy statement.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Skin in the game: Meyer bought 13x more stock in the market than all independent directors combined in ten years 31

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Meyer knows Vail's mountains as a guest: 3.77 million vertical feet and 3,097 lift rides 32

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Meyer has the financial, operating and governance credentials for a balance sheet under pressure Capital markets • Fixed income trading, Lehman Brothers (1995 – 2000) • Capital markets associate, Merrill Lynch (1994 – 95) • Founded MBS Auction, an online trading platform for niche fixed - income securities • CFA charterholder since 2009 Operating • Co - founder and CEO, DVDXpress: 1,000+ rental kiosks, sold to Coinstar • Managing Director, Coinstar: launched the movie - rental kiosk business • CEO, Xpress Retail: 1,000+ automated retail locations in 45 states Governance • Director and N&G Committee member, Blockbuster Inc. (NYSE), 2010 – 11; endorsed by RiskMetrics (ISS) • Director, Ellery Homestyles (2016 – 18) • Stanford GSB corporate governance program; Michigan Ross board director program 33

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting A rainy Saturday with new hits and a holiday powder day are the same problem: demand outruns fixed capacity Same structure: capacity is set in advance and can't flex, while weather and the calendar decide demand. Meyer spent two deca des managing exactly this problem. Vail's challenge isn't simply generating more demand; it is maximizing the economic value of existing capacity while protecting the guest experience. 34

04 Keep the strategy. Fix the execution. Constructive, non - disruptive, commercially practical ideas

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting We support the strategy; the problem is execution Keep • The owner - operator model • The Epic Pass ecosystem • Investment in the guest experience Fix • Drive growth from the core assets: yield, throughput, ancillary revenue • Disciplined capital allocation and a clear plan for the FY2030 maturities • Restore each mountain's distinct identity • Hold management to its public commitments on the guest experience 36

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Add a digital moat to Vail's physical one The app is only scratching the surface • Order food from the chairlift • Connect skiers of similar ability • Report maintenance issues in real time (SeeClickFix - style) • Leaderboards and gamification 37

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Pricing for a K - shaped economy: premium yield at the top, accessible entry at the bottom 38

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Proven automated retail can grow ancillary revenue and shorten dining queues 1 Cashierless coolers and food lanes Guests scan an Epic Pass or card, take what they want and go 2 AI, weight sensors and cameras Determine what was taken; no checkout line 3 More points of sale Spread across the resort to relieve lunchtime chokepoints 4 More time on the slopes A quick bite without queuing in a crowded lodge: higher sales and a better guest experience Discussed with CFO Angela Korch on Sept 18, 2026. 39

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Smart lockers can take labor out of ski rental and speed up pickup Automating last - mile gear pickup and drop - off • Labor, both overhead and variable, is the largest share of rental cost in Vail's own breakdown of gear unit economics • Automated 'smart cabinets' for skis, boards and other gear cut the labor component • Guests skip the rental line; rental margins improve • Mr. Meyer spent nearly 20 years building and running automated rental businesses 40 Source: Vail Resorts, Inc., Investor Conference presentation, March 17, 2026, p. 57.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Strategy map: every Vail team member should know where they fit 41 Strategy map proposed by Gregory S. Meyer (balanced scorecard framework). Arrows show cause and effect: each layer drives the on e above it. Measures in italics are illustrative.

Vote the GOLD card FOR Gregory S. Meyer and WITHHOLD on Peter A. Vaughn One seat. Independent oversight of execution, the brand and the balance sheet. https://icomproxy.com/mtn/ | Materials free of charge at www.sec.gov

A Appendix Supporting charts, full biography and sources

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Peer Group total returns, 1 year: FactSet detail 44 Total return with dividends reinvested, through June 17, 2026, the last trading day before press reports that Oasis was consi der ing a proxy contest. Peer group as defined in Vail Resorts’ 2026 proxy statement. Rank and peer median calculated from the returns shown. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Peer Group total returns, 3 years: FactSet detail 45 Total return with dividends reinvested, through June 17, 2026, the last trading day before press reports that Oasis was consi der ing a proxy contest. Peer group as defined in Vail Resorts’ 2026 proxy statement. Rank and peer median calculated from the returns shown. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Peer Group total returns, 5 years: FactSet detail 46 Total return with dividends reinvested, through June 17, 2026, the last trading day before press reports that Oasis was consi der ing a proxy contest. Peer group as defined in Vail Resorts’ 2026 proxy statement. Rank and peer median calculated from the returns shown. Source: FactSet.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Return on invested capital fell ~36%, FY2022 – FY2026 47

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Return on assets fell ~48%, FY2022 – FY2026 48

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Free cash flow margin fell 11.8 points, FY2022 – FY2026 49

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Operating margin fell 9.0 points, FY2022 – FY2026 50

Gregory S. Meyer: experience

Years	Role	Detail
2019–present	President, Tribeca Capital Management LLC	Private investment fund
2011–2019	CEO and Director, Xpress Retail LLC	Automated retail; 1,000+ locations in 45 states
2016–2018	Director, Ellery Homestyles LLC	$175M home décor company; sold in 2018
2010–2011	Director, Blockbuster Inc. (NYSE)	Nominating & Corporate Governance Committee; endorsed by RiskMetrics (ISS)
2007–2009	Managing Director, Coinstar, Inc.	Led introduction of the movie-rental kiosk concept
2001–2007	Co-founder and CEO, DVDXpress	Pioneered DVD-rental kiosks; 1,000+ installations; sold to Coinstar
2000–2001	Founder and CEO, MBS Auction LLC	One of the first online platforms for niche fixed-income securities
1995–2000	Fixed Income Trading, Lehman Brothers	Institutional buying and selling of billions of dollars of bonds weekly
1994	Associate, Capital Markets, Merrill Lynch	Debt & Equity capital markets

Education: B.A. Economics and French, summa cum laude, Dartmouth College (1994); MBA, Tuck School of Business at Dartmouth. CFA charterholder since 2009.

Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting

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Gregory S. Meyer, CFA | Presentation to ISS | Vail Resorts 2026 Annual Meeting Sources • Vail Resorts, Inc.: Forms 10 - K FY2022 – FY2026; quarterly earnings releases; 2026 preliminary and definitive proxy statements; For m 8 - K dated Oct 16, 2026 • Gregory S. Meyer: preliminary proxy statement filed Oct 30, 2026; Notice of Nomination • SEC EDGAR Form 4 filings for Vail Resorts directors, 2016 – 2026 • Samantha Berman, SKI Magazine reader rankings, Nov 5 – 6, 2026 • Marina Knight, "Vail CEO says crowding hasn’t worsened; skiers at Park City and beyond say otherwise," TownLift, Mar 23, 2026 (q uoting Rob Katz’s interview with The Wall Street Journal); Vail Resorts 2025 investor presentation, p. 15 • Deseret News (Jan 8, 2025), Salt Lake Tribune (Jan 9, 2025), KUER/AP (Jan 7, 2025) on the Park City ski patrol strike • Ski Area Management resort marketing reviews, 2024 and 2025 • Blockbuster Inc.: Forms 10 - K FY2004 and FY2005; Q4 2005 earnings release • Market data: Yahoo Finance, Barchart 52